Financial Instruments, Fair Values and Risk Management	12 Months Ended
Dec. 31, 2023
Financial Instruments Fair Values And Risk Management [Abstract]
FINANCIAL INSTRUMENTS, FAIR VALUES AND RISK MANAGEMENT

14. FINANCIAL INSTRUMENTS, FAIR VALUES AND RISK MANAGEMENT

a)	Fair Values of Financial Instruments

As at December 31	2023		2022
($ thousands)	Fair Value	Carrying Value	Fair Value	Carrying Value
Financial assets at amortized cost:
Cash	109,475	109,475	35,363	35,363
Restricted cash	50	50	35,313	35,313
Accounts receivable	34,680	34,680	34,308	34,308
Financial liabilities at amortized cost:
Accounts payable and accrued liabilities	59,850	59,850	46,569	46,569
Long-term debt (Note 15)	394,082	396,780	315,718	295,173
Financial liabilities at fair value through profit or loss
Risk management contracts	417	417	27,004	27,004
Warrant liability	18,630	18,630	-	-

The fair value of long-term debt was determined based on estimates as at December 31, 2023 and 2022 and is expected to fluctuate given the volatility in the debt markets.

Risk management contracts are level 2 in the fair value hierarchy. The estimated fair value of risk management contracts is derived using third-party valuation models which require assumptions concerning the amount and timing of future cash flows and discount rates. Management’s assumptions rely on external observable market data including forward prices for commodities. The observable inputs may be adjusted using certain methods, which include extrapolation to the end of the term of the contract.

Warrant liabilities are a level 3 in the fair value hierarchy is calculated using a Black-Scholes calculation.

b)	Commodity Risk Management

The Company is exposed to commodity price risk on its oil sales due to fluctuations in market prices. The Company continues to execute a consistent risk management program that is primarily designed to reduce the volatility of revenue and cash flow, generate sufficient cash flows to service debt obligations, and fund the Company’s operations. The Company’s risk management liabilities may consist of hedging instruments such as fixed price swaps and option structures, including costless collars on WTI, WCS differentials, condensate differential, natural gas and electricity swaps. The Company does not use financial derivatives for speculative purposes.

During the year ended December 31, 2023, the Company’s obligations under its New Notes (see note 15) includes a requirement to implement a 12-month forward commodity price risk management program encompassing not less than 50% of the hydrocarbon output under the proved developed producing reserves (“PDP”) forecast in the Company’s most recent reserves report, as determined by a qualified and independent reserves evaluator. This requirement is assessed on a monthly basis for the duration of time that the New Notes remain outstanding.

The Company’s commodity price risk management program does not involve margin accounts that require posting of margin with increased volatility in underlying commodity prices. Financial risk management contracts are measured at fair value, with gains and losses on re-measurement included in the consolidated statements of comprehensive income (loss) in the period in which they arise.

The Company’s financial risk management contracts are subject to master netting agreements that create the legal right to settle the instruments on a net basis. The following table summarizes the gross asset and liability positions of the Company’s individual risk management contracts that are offset in the consolidated balance sheets:

As at December 31	2023		2022
($ thousands)	Asset	Liability	Asset	Liability
Gross amount	$-	$(417)	$21,375	$(48,379)
Amount offset	-	-	(21,375)	21,375
Risk Management contracts	$-	$(417)	$-	$(27,004)

The following table summarizes the financial commodity risk management gains and losses:

($ thousands)	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2021
Realized gain (loss) on risk management contracts	$(10,182)	$(122,408)	$(3,614)
Unrealized gain (loss) on risk management contracts	26,587	930	(35,677)
Gain (loss) on risk management contracts	$16,405	$(121,478)	$(39,291)

As at December 31, 2023, the following financial commodity risk management contracts were in place:

	WTI- Costless Collar			Natural Gas- Fixed Price Swaps
Term	Volume (Bbls)	Put Strike Price (US$/Bbl)	Call Strike Price ($US/Bbl)	Volume (GJ)	Swap Price ($/GJ)
Q1 2024	877,968	$60.00	$77.00	455,000	$2.97
Q2 2024	877,968	$60.00	$74.55	-	-
Q3 2024	887,800	$62.00	$92.32	-	-
Q4 2024	887,800	$59.46	$87.58	-	-

Subsequent to December 31, 2023, Greenfire terminated the above WTI Costless Collar risk management contracts and entered into the following financial commodity risk management contracts:

	WTI- Costless Collar			WTI Fixed Price Swaps
Term	Volume (Bbls)	Put Strike Price (US$/Bbl)	Call Strike Price ($US/Bbl)	Volume (bbls/d)	Swap Price (US$/bbl))
Jan – Dec 2024	-	-	-	11,500	$70.94
Q1 2025	640,700	$57.97	$84.22	-	-

The following table illustrates the potential impact of changes in commodity prices on the Company’s net income, before tax, based on the financial risk management contracts in place at December 31, 2023:

As at December 31, 2023	Change in WTI		Change in Natural Gas
($ thousands)	Increase of $5.00/bbl	Decrease of $5.00/bbl	Increase of $1.00/GJ	Decrease of $1.00/GJ
Increase (decrease) to fair value of commodity risk management contracts	-	-	$455	$(455)

The Company’s commodity risk management contracts are held with two large reputable financial institution. As a result, the Company concluded that credit risk associated with its commodity risk management contracts is low.

c)	Credit Risk

As at December 31 ($ thousands)	2023	2022
Trade receivables	$22,452	$22,428
Joint interest receivables	12,228	11,880
Accounts receivable	$34,680	$34,308

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s accounts receivable. The Company is primarily exposed to credit risk from receivables associated with its oil sales. The Company manages its credit risk exposure by transacting with high-quality credit worthy counterparties and monitoring credit worthiness and/or credit ratings on an ongoing basis. Trade receivables from oil sales are generally collected on 25th day of the month following production. Joint interest receivables are typically collected within one to three months of the invoice being issued. The Company has not previously experienced any material credit losses on the collection of accounts receivable.

At December 31, 2023, and December 31, 2022 the Company was exposed to concentration risk associated with its outstanding trade receivables and joint interest receivables balances. Of the Company’s trade receivables at December 31, 2023, 100% was receivable from a single company each (December 31, 2022- 100% was receivable from two companies at approximately 64% and 36% each). At December 31, 2023, 100% of the Company’s joint interest receivables were held by a single company (December 31, 2022- 100% by a single company). Maximum exposure to credit risk is represented by the carrying amount of accounts receivable on the balance sheet. Subsequent to December 31, 2023, the Company has received $4.4 million from its joint interest partner, with the remaining outstanding balance expected to be paid within a reasonable time, as a result there are no material financial assets that the Company considers past due and no accounts have been written off.

d)	Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company’s objective in managing liquidity risk is to maintain sufficient available reserves to meet its financial obligations at any point in time. The Company expects to achieve this objective through prudent capital spending, an active commodity risk management program and through strategies such as continuously monitoring forecast and actual cash flows from operating, financing and investing activities, and available credit facilities. Management believes that future cash flows generated from these sources will be adequate to settle Greenfire’s financial liabilities.

The following table details the Company’s contractual maturities of its financial liabilities at December 31, 2023, and December 31. 2022:

	Year ended December 31, 2023		Year ended December 31, 2022
($ thousands)	Less than one year	Greater than one year	Less than one year	Greater than one year
Accounts payable and accrued liabilities	$59,850	$-	$46,569	$-
Risk management contracts(1)	417	-	27,004	-
Lease liabilities(1)	6,002	7,722	98	1,075
Long-term debt(2)	44,321	332,029	63,250	231,921
Total financial liabilities	$110,590	$339,751	$136,921	$232,996

(1)	Amounts represent the expected undiscounted cash payments.

(2)	Amounts represent undiscounted principal only and exclude accrued interest and transaction costs.

As at December 31, 2023 all material financial liabilities are current except for the long-term portion of the New Notes (Notes 15 and 21) and drilling contract (Note 11). In addition, the Company has provisions and other liabilities as disclosed in Note 20. The Company’s future unrecognized commitments are disclosed in Note 18.

e)	Foreign Currency Risk Management

Foreign currency risk is the risk that a variation in exchange rates between the Canadian dollar and foreign currencies will affect the fair value or future cash flows of the Corporation’s financial assets or liabilities. The Corporation has U.S. dollar denominated long-term debt as described in Note 15. As of December 31, 2023, a 10% change to the value of the Canadian dollar relative to the US dollar would result in a foreign exchange gain (loss) of approximately $39.7 million (December 31, 2022 - $29.3 million, December 31, 2021 - $39.6 million).

f)	Interest Rate Risk

Interest rate risk is the risk that future cash flows will fluctuate as a result of changes in market interest rates. The Company is exposed to interest rate risk related to borrowings drawn under the Senior Credit Facility, as the interest charged on the credit facility fluctuates with floating interest rates, Currently no amounts are drawn on the Senior Credit Facility. The New Notes and letters of credit issued are subject to fixed interest rates and are not exposed to changes in interest rates.